UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 23, 2011

__________________________

China Fruits Corporation

(Exact Name of Registrant as Specified in Charter)

__________________________

Nevada

(State or Other Jurisdiction of Incorporation)

0-22373

(Commission File Number)

58-2027283

(I.R.S. Employer Identification No.)

Fu Xi Technology & Industry Park, Nan Feng County

Jiang Xi Province, P. R. China

(Address of Principal Executive Offices) (Zip Code)

(86794) 326-6199

(Registrant's Telephone Number, Including Area Code)

__________________________

Copies to:

Greentree Financial Group, Inc.

7951 SW 6th Street, Suite 216

Plantation, FL 33324

(954) 424-2345 Tel

(954) 424-2230 Fax

(1)

This Current Report on Form 8-K is filed by China Fruits Corporation, a Nevada corporation (the “Registrant”), in connection with the items set forth below.

Item 7.01 Regulation FD Disclosure.

On November 23, 2011, the Registrant announced that as part of events of the 2011 China NanFeng International Tangerine Festival, the Registrant successfully hosted the NanFeng Tangerine Globalization Forum and the Opening Ceremony of "Nanfeng Tangerine Export Industry Park". The Registrant believes the events will help the Registrant gain better brand recognition.

A copy of the Press Release issued by the Company is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Exhibit Number	Description
99.1	Press Release dated November 23, 2011

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

China Fruits Corporation

DATED: December 6, 2011	By:	/s/ Chen, Quan Long
Chen, Quan Long President